UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2024 (October 11, 2024)
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:
This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct the properly approved Current Report on Form 8-K (the “Original Report”) filed by C4 Therapeutics, Inc. on October 15, 2024, which inadvertently omitted the date of earliest report from the cover page and had the date which Dr. Fisher informed the Company of his retirement as October 1, 2024 and not October 11, 2024. The sole purpose of this Amendment is to add the date of earliest report on the Cover Page and to update the date in Item 5.02. No other changes have been made to the Original Report.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Chief Scientific Officer
On October 11, 2024, Stewart Fisher, Ph.D. informed us of his intent to retire from the role of Chief Scientific Officer of C4 Therapeutics, Inc. (the “Company”), effective as of the date on which his successor joins the Company, which is expected to occur on October 28, 2024. Following that date, Dr. Fisher will remain employed by the Company as Senior Scientific Advisor through December 31, 2024. From December 31, 2024, until December 31, 2025, Dr. Fisher will serve as a consultant to the Company providing transitional services and serving in a scientific advisory role. Dr. Fisher’s retirement and pending departure from the Company was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
In connection with the retirement of Dr. Fisher from his position as Chief Scientific Officer, the Company and Dr. Fisher entered into a Consulting Agreement, dated October 15, 2024 (the “Consulting Agreement”), that goes into effect as of December 31, 2024. Pursuant to the terms of the Consulting Agreement, Dr. Fisher will remain available to the Company on an advisory basis through December 31, 2025, in exchange for continued vesting through December 31, 2025, of all equity awards through held by Dr. Fisher as of December 31, 2024. In addition, the Consulting Agreement provides that if the parties mutually agree to have Dr. Fisher perform services on a project basis, he will be paid an hourly rate for such services. Dr. Fisher continues to be bound by the terms and conditions of the confidentiality and proprietary rights agreement executed in connection with his employment with the Company.
The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Appointment of Chief Scientific Officer
On October 15, 2024, the Company announced the appointment of Paige Mahaney, Ph.D. as its Chief Scientific Officer, effective as of October 28, 2024.
Dr. Mahaney joins the Company from Exelixis, Inc. (“Exelixis”), where she most recently served as senior vice president and corporate head of drug discovery and was responsible for the strategy and execution of Exelixis’s drug discovery portfolio and advancing the early clinical pipeline. Prior to joining Exelixis in June 2021, she served in various scientific leadership roles at Boehringer Ingelheim Pharmaceuticals, Inc. from June 2009 to May 2021, where she focused on pipeline expansion and discovery, most recently in a multi-faceted role as senior vice president, global head of biotherapeutics discovery and discovery research site head. Earlier in her career, Dr. Mahaney held scientist roles at Hoffman-La Roche, Inc. from October 1995 to May 2002 and at Wyeth Pharmaceuticals from June 2002 to June 2009. Dr. Mahaney received her B.S. in chemistry from Guilford College and her Ph.D. in organic chemistry from the Massachusetts Institute of Technology (MIT).
In connection with Dr. Mahaney’s appointment, she will receive an annual base salary of $510,000, a sign-on bonus of $150,000, a relocation allowance of up to $75,000, and an opportunity to earn a performance bonus of up to 40% of her base salary per year. To earn the performance bonus, Dr. Mahaney must be employed by the Company for the entire preceding calendar year.
Further, as a material inducement to Dr. Mahaney’s acceptance of employment with the Company, the Company has agreed to grant to Dr. Mahaney an option to purchase up to 345,600 shares of the Company’s common stock at the exercise price equal to the last reported price of the Company’s stock on the Nasdaq Stock Market on the effective date of her commencement of employment, with 25% of the option shares vesting on the first anniversary of Dr. Mahaney’s employment start date and the balance vesting in equal monthly installments over the next three years, subject to her continued service with the Company through each vesting date. The grant is being made pursuant to a stand-alone inducement award agreement outside of the 2020 Stock Option and Incentive Plan as a material inducement to Dr. Mahaney’s acceptance of employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4).
Dr. Mahaney will also receive restricted stock units (“RSUs”) for 76,800 shares of the Company’s common stock, such RSUs to vest in equal annual installments over a period of four years subject to Dr. Mahaney 's continued service with the Company through each vesting date. Dr. Mahaney will also enter into an employment agreement with the Company in substantially the form filed as Exhibit 10.7 to the Company’s registration statement on Form S-1 on September 10,

2020 (the “Registration Statement”), which is incorporated herein by reference, and an indemnification agreement with the Company in substantially the form filed as Exhibit 10.6 to the Registration Statement, which is also incorporated herein by reference.
There are no family relationships between Dr.
Mahaney and any of the Company’s directors or executive officers. In addition, Dr. Mahaney is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on October 15, 2024, announcing Dr. Mahaney’s appointment. The press release is attached hereto as Exhibit 99.1. Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
10.1	Consulting Agreement dated as of October 15, 2024, between C4 Therapeutics, Inc. and Stewart Fisher
99.1	Press release issued October 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: October 15, 2024	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legal Officer